Exhibit 99.1
Ixia Announces 2010 First Quarter Results; Revenue Reaches Record $62.0 Million
CALABASAS, Calif., April 29, 2010 — Ixia (Nasdaq:XXIA) today reported its financial results for the first quarter ended March 31, 2010.
Total revenue for the 2010 first quarter was $62.0 million, an increase of 67 percent over $37.1 million reported for the 2009 first quarter and an increase of 11 percent over the $56.1 million reported for the immediately preceding quarter. Revenue for the 2010 first quarter includes $10.1 million attributable to sales of our IxN2X products following the acquisition of Agilent Technologies’ N2X Data Network Testing Product line on October 30, 2009 and $9.1 million related to sales of our IxCatapult products following the acquisition of Catapult Communications in June 2009.
On a GAAP basis, the Company recorded net income for the 2010 first quarter of $693,000, or $0.01 per diluted share, compared to a net loss of $4.0 million, or $0.06 per share, for the 2009 first quarter. Results for the 2010 first quarter include an $8.9 million favorable settlement with a former investment manager attributable to certain of our investments in auction rate securities with an aggregate par value of $19.0 million that had been substantially written down in prior periods. The Company retains these auction rate securities which were valued at $2.5 million as of March 31, 2010.
Non-GAAP net income for the 2010 first quarter was $3.3 million, or $0.05 per diluted share, compared to non-GAAP net income of $385,000, or $0.01 per diluted share, for the 2009 first quarter.
“Despite normal seasonality, we were encouraged by solid demand for our testing solutions in the first quarter, especially in Asia and from our largest customer in the United States,” commented Atul Bhatnagar, Ixia’s president and chief executive officer. “The integration of the N2X product line continues on track and feedback from our customers has been overwhelmingly positive. While the market remains competitive, N2X contributed significantly during the period and we are encouraged by the outlook for the future. Also reassuring, even without the contributions from the N2X or Catapult products, Ixia grew sequentially and on a year-over-year basis, pointing to the underlying health of our business. Additionally, we have begun to realize many of the cost synergies from our acquisitions and expect to see the positive benefit on our bottom line in the second quarter.”
“We are making excellent progress in achieving our goal to offer the most complete and seamless testing of IP/LTE communications traffic over the converged wired and wireless networks of the future. We remained focused on executing our vision and leveraging our operating model to drive cost synergies and cash generation throughout the rest of the year,” said Bhatnagar.

As of March 31, 2010, Ixia had cash, cash equivalents and investments of $94.8 million and no debt.
Ixia’s non-GAAP 2010 first quarter results exclude the $8.9 million favorable settlement discussed above, $2.8 million related to stock-based compensation expenses, $1.1 million for acquisition-related costs, $5.1 million for the amortization of acquired intangible assets, $3.5 million related to restructuring expenses, and a net tax benefit of $0.9 million related to (i) the items above and (ii) changes in the valuation allowance related to the Company’s U.S. deferred tax assets. Non-GAAP results for the 2009 first quarter exclude non-cash charges of $3.8 million related to stock-based compensation, $1.3 million for the amortization of acquired intangible assets, $1.4 million for the impairment of the Company’s auction rate securities and a net tax benefit of $2.2 million related to these items.
Ixia will host a conference call today, at 5:00 p.m., Eastern Time, for analysts and investors to discuss its 2010 first quarter results and its business outlook for the 2010 second quarter. Open to the public, a live Web cast of the conference call, along with supplemental financial information, will be accessible from the “Investors” section of Ixia’s Web Site (www.ixiacom.com). Following the live Web cast, an archived version will be available in the “Investors” section on the Ixia Web Site for 90 days.
Non-GAAP Information
To supplement our consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), we have included certain non-GAAP financial measures in this press release and in the attachments hereto. Specifically, we have provided non-GAAP financial measures (e.g., non-GAAP cost of revenues, non- GAAP operating expenses, non-GAAP operating income, non-GAAP interest and other income (expense), net, non-GAAP income tax expense, non-GAAP net income, and non-GAAP diluted earnings per share) that exclude certain charges such as stock-based compensation expenses, acquisition related costs, the amortization of acquisition-related intangible assets, restructuring expenses, certain inventory write-downs, the impairment charges related to certain investments, and the related income tax effects of these items, as well as the income tax impacts of valuation allowances recorded against certain deferred tax assets. The aforementioned charges represent charges that may be difficult to estimate from period to period and that are not directly attributable to the underlying performance of our business operations. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. We believe that by excluding certain charges, as well as the related income tax effects, our non-GAAP measures provide supplemental information to both management and investors that is useful in assessing our core operating performance, in evaluating our ongoing business operations and in comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to plan and forecast future periods and to assist in making operating and strategic decisions. The presentation of this additional information is not prepared in accordance with GAAP. The information therefore may not necessarily be comparable to that of other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures which are included below in this press release.
About Ixia
Ixia is a leading provider of converged IP performance test systems and service verification platforms for wireless and wired infrastructures and services. Ixia’s test systems are used by network and telephony equipment manufacturers, semiconductor manufacturers, service providers, governments and enterprises to validate the performance and reliability of complex networks, devices and applications. Ixia’s multiplay test systems address the growing need to test voice, video and data services and network capability under real-world conditions.
For more information, contact Ixia at 26601 W. Agoura Road, Calabasas, CA 91302; (818) 871-1800, Fax: (818) 871-1805; Email: info@ixiacom.com or visit our Web Site at http://www.ixiacom.com. Ixia and the Ixia four-petal logo are registered trademarks or trademarks of Ixia.
Safe Harbor Under the Private Securities Litigation Reform Act of 1995:
Certain statements made in this press release are forward-looking statements, including, without limitation, statements regarding possible future revenues, cost savings, growth and profitability and future business and market share. In some cases, such forward looking statements can be identified by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks, uncertainties and other factors may cause our future results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements and include, among other things: the current global economy, our success with the integration of our 2009 acquisitions of Catapult and Agilent Technologies’ N2X Data Network Testing Product line, competition, our ability to successfully defend any claims from taxing authorities in the various countries where we conduct business, consistency of orders from significant customers, our success in developing and producing new products, market acceptance of our products and our ability to realize all of the expected benefits of our restructuring plan. The factors that may cause future results to differ materially from our current expectations also include, without limitation, the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2009, and in our other filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside of our control and are difficult for us to forecast or mitigate. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Financial Contact:
The Blueshirt Group
Investor Relations
Chris Danne or Maria Riley 415-217-7722
or
Tom Miller, Chief Financial Officer
Dir: 818-444-2325
tmiller@ixiacom.com

IXIA
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$29,940	$15,061
Short-term investments in marketable securities	13,970	10,337
Accounts receivable, net	58,669	55,765
Inventories	14,143	14,541
Prepaid expenses and other current assets	12,749	9,727

Total current assets	129,471	105,431

Investments in marketable securities	50,894	53,582
Property and equipment, net	17,883	18,693
Intangible assets, net	64,903	69,132
Goodwill	60,121	60,121
Other assets	2,616	2,129

Total assets	$325,888	$309,088

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$7,185	$6,136
Accrued expenses	25,928	21,253
Deferred revenues	33,389	29,842
Income taxes payable	1,613	1,263

Total current liabilities	68,115	58,494

Deferred revenues	7,659	7,309
Other liabilities	6,628	6,620

Total liabilities	82,402	72,423

Shareholders’ equity:
Common stock, without par value; 200,000 shares authorized at March 31, 2010 and December 31, 2009; 63,954 and 63,062 shares issued and outstanding as of March 31, 2010 and December 31, 2009, respectively	90,591	87,283
Additional paid-in capital	121,276	118,754
Retained earnings	29,672	28,979
Accumulated other comprehensive income	1,947	1,649

Total shareholders’ equity	243,486	236,665

Total liabilities and shareholders’ equity	$325,888	$309,088

IXIA
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three months ended
	March 31,
	2010	2009
Revenues:
Products	$50,669	$30,081
Services	11,372	7,043

Total revenues	62,041	37,124

Costs and operating expenses:(1)
Cost of revenues — products	11,751	7,566
Cost of revenues — services	1,508	943
Research and development	18,639	11,866
Sales and marketing	19,161	14,399
General and administrative	8,867	6,224
Amortization of intangible assets	5,058	1,325
Acquisition related	1,123	—
Restructuring	3,490	—

Total costs and operating expenses	69,597	42,323

Loss from operations	(7,556)	(5,199)
Interest and other income, net	8,787	561
Other-than-temporary impairment on investments	—	(1,405)

Income (loss) before income taxes	1,231	(6,043)
Income tax expense (benefit)	538	(2,052)

Net income (loss)	$693	$(3,991)

Earnings (loss) per share:
Basic	$0.01	$(0.06)
Diluted	$0.01	$(0.06)

Weighted average number of common and common equivalent shares outstanding:
Basic	63,496	63,053
Diluted	64,785	63,053

(1)	Stock-based compensation included in:

Cost of revenues — products	$123	$170
Cost of revenues — services	46	64
Research and development	1,201	1,621
Sales and marketing	835	1,264
General and administrative	591	716

IXIA
Non-GAAP Information and Reconciliation to Comparable GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three months ended March 31,
	2010		2009
		% Total		% Total
	Amount ($)	Revenues	Amount ($)	Revenues
Total cost of revenues – GAAP	$13,259	21.4%	$8,509	22.9%
Stock-based compensation(a)	(169)	-0.3%	(234)	-0.6%

Total cost of revenues – Non-GAAP	$13,090	21.1%	$8,275	22.3%

Operating expenses – GAAP	$56,338	90.8%	$33,814	91.1%
Amortization of intangible assets(b)	(5,058)	-8.2%	(1,325)	-3.6%
Acquisition related(c)	(1,123)	-1.8%	—	—%
Restructuring(d)	(3,490)	-5.6%	—	—%
Stock-based compensation(a)	(2,627)	-4.2%	(3,601)	-9.7%

Operating expenses – Non-GAAP	$44,040	71.0%	$28,888	77.8%

Loss from operations – GAAP	$(7,556)	-12.2%	$(5,199)	-14.0%
Effect of reconciling items(e)	12,467	20.1%	5,160	13.9%

Income (loss) from operations – Non-GAAP	$4,911	7.9%	$(39)	-0.1%

Interest and other income, net – GAAP	$8,787	14.2%	$561	1.5%
Settlement proceeds(f)	(8,925)	-14.4%	—	—%

Interest and other (expense) income, net – Non-GAAP	$(138)	-0.2%	$561	1.5%

Other-than-temporary impairment on investments – GAAP	$—	—%	$(1,405)	-3.8%
Effect of reconciling items(g)	—	—%	1,405	3.8%

Other-than-temporary impairment on investments – Non-GAAP	$—	—%	$—	—%

Income tax expense (benefit) – GAAP	$538	0.9%	$(2,052)	-5.5%
Effect of reconciling items(h)	926	1.5%	2,189	5.9%

Income tax expense – Non-GAAP	$1,464	2.4%	$137	0.4%

Net income (loss) – GAAP	$693	1.1%	$(3,991)	-10.8%
Effect of reconciling items(i)	2,616	4.2%	4,376	11.8%

Net income – Non-GAAP	$3,309	5.3%	$385	1.0%

Diluted earnings (loss) per share – GAAP	$0.01		$(0.06)
Effect of reconciling items(j)	0.04		0.07

Diluted earnings per share – Non-GAAP	$0.05		$0.01

(a)	This reconciling item represents stock-based compensation expenses. As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation expense in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(b)	This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies such as the acquisitions of Catapult Communications Corporation, Agilent Technologies’ N2X Data Network Testing Product Line and the acquisition of certain rights associated with the Chariot® product line from NetIQ Corporation. As the amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, investors are provided with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(c)	This reconciling item represents costs associated with our acquisitions of Catapult Communications Corporation in June 2009 and Agilent Technologies’ N2X Data Network Testing Product line in October 2009. Acquisition related costs consist primarily of transaction and integration related costs such as success-based banking fees, professional fees for legal, accounting, tax, valuation and other related services, integration related consulting fees, required regulatory costs and other related expenses. We believe that by excluding acquisition related costs, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.

(d)	This reconciling item represents costs primarily associated with our restructuring plan announced during the first quarter of 2010 related to our acquisition of the N2X Product Line. These costs primarily relate to one-time employee termination benefits consisting of severance and other related costs. We believe that by excluding restructuring costs, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(e)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c) and (d).

(f)	This reconciling item represents settlement proceeds relating to claims asserted by us against our former investment manager for damages and losses relating to our investments in auction rate securities (“ARS”) with an aggregate par value of $19.0 million. We have retained the ARS at issue in the claim which were valued at $2.5 million as of March 31, 2010. As the settlement proceeds are not directly attributable to the underlying performance of our business operations, we believe that by excluding these settlement proceeds, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(g)	This reconciling item represents other-than-temporary impairments on our previous investments in auction rate securities and long term bonds issued by Lehman Brothers Holdings, Inc. As these other-than-temporary impairments represent non-cash charges that are not directly attributable to the underlying performance of our business operations, we believe that by excluding these other-than-temporary impairments, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(h)	This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b), (c), (d), (f) and (g) as well as changes in the valuation allowance related to the Company’s U.S. deferred tax assets.

(i)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d), (f) and (g), net of tax.

(j)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d), (f) and (g), net of tax, on a diluted per share basis.